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                                                                   EXHIBIT 10.23



                           SECOND AMENDMENT AGREEMENT


This SECOND AMENDMENT AGREEMENT is entered into as of the 30th day of September 1992, by and between CLARK MATERIAL HANDLING COMPANY, a Kentucky corporation with offices at Lexington, Kentucky, formerly known as Clark Material Handling Company, a business unit of Clark Equipment Company ("Buyer") and HYDROLECTRIC LIFT TRUCKS, INC., a subsidiary of The Ralph J. Stolle Co., an Ohio corporation with offices at Wilmington, Ohio ("Seller"), and is a part of that certain Agreement between Buyer and Seller effective as of January 1, 1988 covering the purchase and sale of products ("Agreement") and Amendment Agreement between Buyer and Seller entered into the 2nd day of March, 1992 amending the Agreement ("Amendment Agreement"), which Agreement and Amendment Agreement are hereby incorporated by reference as if set forth in full.

For and in consideration of the mutual promises hereinafter set forth, the parties do hereby mutually agree as follows:

1. Paragraph 8 of the Amendment Agreement is amended by deleting "42,800 units" from the third to the last line of paragraph 8 and replacing it with "59,400 units."

2. Paragraph 9 of the Amendment Agreement is amended by deleting "42,800 units" from the fourth and seventh lines at the top of page 3 and replacing them with "59,400 units."

3.   The following new Subsection to Section 14 is added to the Agreement:

     "14.6 Seller shall purchase and install, no later than December 31, 1992, at its sole expense, the following tooling to support Buyer's fork bar project:

           Horizontal Machine Center             $830,000 Total
                                                 Investment Cost

           Buyer's sole responsibility, liability and obligation in connection with this investment by Seller is to increase the number of units from which Buyer's liability for payment of Seller's undepreciated cost of capital equipment will be determined in the case of a termination of this Agreement by Buyer for reasons other than the breach by Seller of its obligations under the Agreement pursuant to
           Section 21.1. Provided this new investment is completed and installed by Seller, the number of units will be increased from 42,800 to 59,400. If for any reason this new investment is not completed, the number of units will remain 42,800 and Paragraph 8 of this Second
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           Amendment Agreement shall be automatically modified accordingly."

4. All references in the Agreement and Amendment Agreement to Clark Material Handling Company, a business unit of Clark Equipment Company, are hereby changed to Clark Material Handling Company, a Kentucky corporation.

5. Unless defined in this Second Amendment Agreement, capitalized terms shall have the same meaning afforded to them in the Amendment Agreement and Agreement.

6. Except as herein specifically amended, the terms and conditions of the Amendment Agreement and the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representative to execute this Second Amendment Agreement as of the date first set forth above.

BUYER:                                     SELLER:

CLARK MATERIAL HANDLING COMPANY            HYDROLECTRIC LIFT TRUCKS, INC.

By:                                        By:
       ------------------------                   ------------------------------
Title: President                           Title: Vice President-General Manager



                                           Acknowledged and Agreed to:

                                           THE RALPH J. STOLLE CO.


                                           By:
                                                  ------------------------------
                                           Title: Vice President
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[CLARK LOGO]



                                    ADDENDUM

                    NAME CHANGE OF A PARTY TO THE AGREEMENT


         The party to this Agreement identified as CLARK MATERIAL SYSTEMS TECHNOLOGY COMPANY (CMST) is by change of name now known as CLARK MATERIAL HANDLING COMPANY (CMH). All corresponding references in the Agreement are hereby changed effective with the date of the Agreement.